UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2018

Sterling Bancorp

(Exact name of registrant as specified in its charter)

Delaware	001-35385	80-0091851
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

400 Rella Boulevard, Montebello, New York		10901
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (845) 369-8040

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 22, 2018, Sterling Bancorp (the “Company”) held its 2018 Annual Meeting of Stockholders, as further described in Item 5.07 below, at which the Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to eliminate provisions requiring cause and a supermajority vote to remove directors (the “Amendment”). The Amendment became effective upon the Company’s filing of the Amendment with the Secretary of State of Delaware on May 23, 2018. A copy of the Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 22, 2018, the Company held its 2018 Annual Meeting of Stockholders, at which the Company’s stockholders considered four (4) proposals, each of which is described in more detail in the Company’s proxy statement filed with the Securities and Exchange Commission on April 23, 2018. There were 225,469,061 outstanding shares entitled to vote and there were 209,904,393 shares present in person or by proxy, representing approximately 93.1% of the shares outstanding and entitled to vote. The voting results are presented below.

1.             Election of fourteen (14) Director Nominees for a one (1) year term or until their successors are elected and qualified. The results of the election of directors to serve a one (1) year term ending in 2019 or until their successors are elected and qualified are as follows:

Nominee	For	Withheld	Broker Non-Votes[1]
John P. Cahill	184,564,854	3,527,611	21,811,928
James F. Deutsch	184,537,880	3,554,585	21,811,928
Navy E. Djonovic	186,081,953	2,010,512	21,811,928
Fernando Ferrer	182,519,745	5,572,720	21,811,928
Robert Giambrone	180,913,546	7,178,919	21,811,928
Jack Kopnisky	185,219,725	2,872,740	21,811,928
James J. Landy	184,655,176	3,437,289	21,811,928
Robert W. Lazar	183,662,083	4,430,382	21,811,928
Maureen Mitchell	187,149,484	942,981	21,811,928
Patricia M. Nazemetz	187,098,678	993,787	21,811,928
Richard O’Toole	184,402,586	3,689,879	21,811,928
Ralph F. Palleschi	182,495,012	5,597,453	21,811,928
Burt Steinberg	183,586,892	4,505,573	21,811,928
William E. Whiston	187,090,902	1,001,563	21,811,928

1             A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to the item and has not received voting instructions from the beneficial owner of the shares it holds. Broker non-votes are counted when determining whether the necessary quorum of stockholders is present or represented at each annual meeting.

2.             Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to eliminate the provisions requiring cause and a supermajority vote to remove Directors.

For	Against	Abstain	Broker Non-Votes[1]
186,211,157	1,729,905	151,403	21,811,928

3.             Approval, by non-binding vote, of the compensation of the Named Executive Officers (Say-on-Pay).

For	Against	Abstain	Broker Non-Votes[1]
183,018,329	4,540,857	533,279	21,811,928

4.             Ratification of the appointment of Crowe Horwath LLP as the independent registered public accounting firm for the year ending December 31, 2018.

For	Against	Abstain	Broker Non-Votes[1]
201,973,136	7,672,776	258,481	—

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

3.1	Amendment to the Amended and Restated Certificate of Incorporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

STERLING BANCORP

Date: May 24, 2018	By:	/s/ Luis Massiani
Luis Massiani
Senior Executive Vice President and
Chief Financial Officer